UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): July 1, 2025

XEROX HOLDINGS CORPORATION
XEROX CORPORATION
(Exact name of registrant as specified in its charter)

New York	001-39013	83-3933743
New York	001-04471	16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
401 Merritt 7
Norwalk, Connecticut
06851-1056
(Address of principal executive offices) (Zip Code)
(203)
849-5216
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Xerox Holdings Corporation Common Stock, $1.00 par value	XRX	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Xerox Holdings Corporation	Xerox Corporation

Emerging growth company ☐	Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Xerox Holdings Corporation ☐	Xerox Corporation ☐

Explanatory Note
On July 2, 2025, Xerox Corporation, a Delaware corporation (“Xerox Corporation” or “Xerox”), and Xerox Holdings Corporation a Delaware corporation (“Holdings”), filed a Current Report on Form
8-K
with the Securities and Exchange Commission (the “Original
8-K”),
which reported that on July 1, 2025, the Company completed the acquisition of Lexmark International II, LLC (“Lexmark”), pursuant to the Equity Purchase Agreement (the “Purchase Agreement”), dated as of December 22, 2024, by and between Xerox, Ninestar Group Company Limited (the “Seller”) and Lexmark. This first amendment to the Original
8-K
(“Amendment No. 1”) is being filed for the purpose of satisfying the Company’s undertaking to file the consolidated financial state men
ts and pro forma financial statements required by Item 9.01 of Form
8-K.
This Amendment No. 1 should be read in conjunction with the Original
8-K.
Except as set forth herein, no modifications have been made to information contained in the Original
8-K.

Item 9.01	Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
The audited consolidated financial statements as of and for the year ended December 31, 2024 and 2023 of Lexmark and unaudited condensed consolidated financial statements for the three-month period ended March 31, 2025 are attached as Exhibits 99.2 and 99.3, respectively, to this
Form 8-K/A
and incorporated herein by reference. Such financial statements of the Company were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
(b) Pro Forma Financial Information
The unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2024 and the unaudited pro forma condensed combined financial information as of and for the three months ended March 31, 2025, related to Xerox’s acquisition of Lexmark are attached as Exhibits 99.4 to this Form
8-K/A
and incorporated herein by reference.
(d) Exhibits

Exhibit No.	Description

23.1	Consent of BDO USA, P.C.

99.2	Audited Consolidated Financial Statements of Lexmark as of and for the fiscal years ended December 31, 2024 and 2023.

99.3	Unaudited Consolidated Financial Statements of Lexmark as of and for the three months ended March 31, 2025.

99.4	Unaudited Pro Forma Condensed Combined Financial Information as of and for the twelve months ended December 31, 2024 and the three months ended March 31, 2025.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signatures for each undersigned shall be deemed to relate only to matters having reference to such company and its subsidiaries.

XEROX HOLDINGS CORPORATION

Date: July 30, 2025	By:	/s/ Eric Risi
	Name:	Eric Risi
	Title:	Assistant

XEROX CORPORATION

Date: July 30, 2025	By:	/s/ Eric Risi
	Name:	Eric Risi
	Title:	Assistant